Note 16 - Restricted Cash	12 Months Ended
Mar. 31, 2019
Statement Line Items [Line Items]
Disclosure of restricted cash [text block]
16.	Restricted cash

(US dollars in thousands)	2019	2018	2017
Bank guarantee security deposit	816	-	-
Preferred supplier agreement escrow	503	-	-
Total	1,319	-	-

At
March 31, 2019,
there is a total of
$1.3
million of cash deposits which are subject to restrictions.
$0.8
million of cash is restricted as security for bank guarantees provided to customers in support of performance obligations under power services contracts. Further, in
2017,
a
third
-party U.S.-based solar EPC firm contributed
$0.5
million to the Company’s initial investment in the ISS Joint Venture, in consideration for a right to provide certain engineering services to the project. As the expected services were not
awarded on a timely basis, it was agreed that the deposit would be paid into escrow and returned to the EPC firm no
later than
May 23, 2019.